   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 27, 1996


                                                        REGISTRATION NO. 2-50870

                                                                    NO. 811-2482
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                 /X/
      POST-EFFECTIVE AMENDMENT NO. 37                                  /X/
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         /X/
      AMENDMENT NO. 22                                                 /X/


                    VAN KAMPEN AMERICAN CAPITAL RESERVE FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              ONE PARKVIEW PLAZA,


                           OAKBROOK TERRACE, IL 60181

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (630) 684-6000



                             RONALD A. NYBERG, ESQ.

            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

                       VAN KAMPEN AMERICAN CAPITAL, INC.

                               ONE PARKVIEW PLAZA
                           OAKBROOK TERRACE, IL 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------


                                   COPIES TO:


                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.


                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM


                             333 WEST WACKER DRIVE


                               CHICAGO, IL 60606


                                 (312) 407-0700


Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                             ---------------------

It is proposed that this filing will become effective:

     / /  immediately upon filing pursuant to paragraph (b)


     /X/  on September 28, 1996 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(i)
     / /  on (date) pursuant to paragraph (a)(i)
     / /  75 days after filing pursuant to paragraph (a)(ii)
     / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      DECLARATION PURSUANT TO RULE 24F-2.


REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR ENDING MAY 31, 1997 ON OR BEFORE JULY 30, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    VAN KAMPEN AMERICAN CAPITAL RESERVE FUND

                             CROSS REFERENCE SHEET


FORM N-1A ITEM                                               LOCATION IN PROSPECTUS
                                                   -------------------------------------------
PART A
  1.  Cover Page.................................  Front Cover Page
  2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                     Expenses; Annual Fund Operating Expenses
                                                     and Example
  3.  Condensed Financial Information............  Financial Highlights
  4.  General Description of Registrant..........  The Fund; Investment Objective and
                                                   Policies; Investment Practices; Description
                                                     of Shares of the Fund
  5.  Management of the Fund.....................  The Fund; Investment Practices; Investment
                                                     Advisory Services; Inside Back Cover
  6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                     Shareholder Services; Distribution and
                                                     Service Plans; Redemption of Shares;
                                                     Distributions from the Fund; Tax Status;
                                                     Description of Shares of the Fund; Inside
                                                     Back Cover
  7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                     Shares; Shareholder Services;
                                                     Distribution and Service Plans
  8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
  9.  Pending Legal Proceedings..................  Inapplicable



PART B                                                 STATEMENT OF ADDITIONAL INFORMATION
                                                   -------------------------------------------
 10.  Cover Page.................................  Cover Page
 11.  Table of Contents..........................  Table of Contents
 12.  General Information and History............  General Information
 13.  Investment Objectives and Policies.........  Investment Policies and Techniques;
                                                     Investment Restrictions
 14.  Management of the Fund.....................  Investment Advisory Agreement; General
                                                     Information; Trustees and Executive
                                                     Officers
 15.  Control Persons and Principal Holders of
        Securities...............................  General Information; Investment Advisory
                                                     Agreement; Trustees and Officers
 16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                     Distribution and Service Plans; Transfer
                                                     Agent; Other Information; Portfolio
                                                     Transactions and Brokerage
 17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
 18.  Capital Stock and Other Securities.........  Purchase of Shares; Redemption of Shares
 19.  Purchase, Redemption and Pricing of
        Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                   and Redemption of Shares; Exchange
                                                     Privilege
 20.  Tax Status.................................  Dividends and Taxes
 21.  Underwriters...............................  Distributor
 22.  Calculation of Performance Data............  Fund Performance
 23.  Financial Statements.......................  Report of Independent Accountants;
                                                   Financial Statements; Notes to Financial
                                                     Statements


PART C

     Information required to be included in Part C is set forth under the appropriate item in Part C of the Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                                  RESERVE FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Reserve Fund (the "Fund") is a diversified mutual fund. The investment objective of the Fund is to seek protection of capital and high current income. The Fund seeks to achieve its investment objective by investing in U.S. dollar denominated money market securities.


    INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.


    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800)421-5666.


                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated September 28, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800)421-5666 or for Telecommunications Device For the Deaf by calling (800)772-8889.


                               ------------------

                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------


                  THIS PROSPECTUS IS DATED SEPTEMBER 28, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objective and Policies................................   10
Investment Practices.............................................   13
Investment Advisory Services.....................................   13
Alternative Sales Arrangements...................................   15
Purchase of Shares...............................................   17
Shareholder Services.............................................   22
Redemption of Shares.............................................   26
Distribution and Service Plans...................................   30
Distributions from the Fund......................................   32
Tax Status.......................................................   32
Fund Performance.................................................   33
Description of Shares of the Fund................................   34
Additional Information...........................................   35


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Reserve Fund (the "Fund) is a diversified, open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek protection of capital and high current income. There is no assurance that the Fund will achieve its objective. See "Investment Objective and Policies."


INVESTMENT POLICY. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments. It seeks high current income from these short-term investments to the extent consistent with protection of capital.


RISK FACTORS. Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so.



INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights." See "Fund Performance."



ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Unless investors intend to exchange their Fund shares for Class B shares or Class C shares of other Van Kampen American Capital funds, they should purchase the Fund's Class A shares because there is no distribution fee. Even investors who do intend to exchange their Fund shares for Class B shares or Class C shares of other Van Kampen American Capital funds may prefer to purchase Class A shares of the Fund and then redeem those shares and use the proceeds to purchase Class B shares or Class C shares of other Van Kampen American Capital funds. See "Alternative Sales Arrangements -- Factors for Consideration." Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

Class A Shares. Class A shares are offered at net asset value per share. The Fund pays an annual service fee of up to 0.15% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."



Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 4.00% of redemption proceeds on redemptions made within the first year after purchase, declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 0.90% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares will convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



Class C Shares. Class C shares are offered at net asset value per share and are subject to a contingent deferred sales charge of 1.00% of redemption proceeds on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 0.90% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans." Class C shares will convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") is the distributor of the Fund's shares.



DISTRIBUTIONS FROM THE FUND. Dividends from net investment income and capital gains, if any, are declared and paid daily. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."



  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............    None          None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)..........    None      Year 1--4.00%   Year 1--1.00%
                                              Year 2--4.00%   After -- None
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                            CLASS A    CLASS B    CLASS C
                                             SHARES     SHARES     SHARES
                                            --------   --------   --------
Management Fees (as a percentage of
  average daily net assets)...............    0.44%       0.44%      0.44%
12b-1 Fees(1) (as a percentage of average
  daily net assets).......................    0.13%       0.90%(2)   0.90%(2)
Other Expenses (as a percentage of average
  daily net assets).......................    0.50%       0.52%      0.53%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets).................................    1.07%       1.86%      1.87%


------------------------------------------------------------------------------

(1) Class A shares are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 0.90% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."



(2) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by

    NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.07% for
 Class A shares, 1.86% for Class B shares
 and 1.87% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 11    $ 34    $ 59    $131
    Class B...............................   $ 60    $ 91    $118    $197*
    Class C...............................   $ 29    $ 59    $101    $219
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 11    $ 34    $ 59    $131
    Class B...............................   $ 19    $ 58    $101    $197*
    Class C...............................   $ 19    $ 59    $101    $219


------------------------------------------------------------------------------


*Based on conversion to Class A shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the Securities and Exchange Commission (the "SEC") to utilize a 5% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the Fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)

--------------------------------------------------------------------------------


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in the Statement of Additional Information, which may be obtained by shareholders without charge by calling the telephone number on the cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                               CLASS A SHARES
                                             ----------------------------------------------------------------------------------
                                                                             YEAR ENDED MAY 31
                                             ----------------------------------------------------------------------------------
                                                1996        1995        1994        1993        1992        1991        1990
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........   $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..........................     .0572       .0535       .0329       .0353       .052        .0758       .0893
 Expenses...................................    (.0107)     (.0101)     (.0100)     (.0109)     (.0105)     (.0094)     (.0092)
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment income.......................     .0465       .0434       .0229       .0244       .0415       .0664       .0801
Net realized and unrealized gain on
 securities.................................     --          --        --          --          --            --          --
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total from investment operations............     .0465       .0434       .0229       .0244       .0415       .0664       .0801
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS FROM
 Net investment income......................    (.0465)     (.0434)     (.0229)     (.0244)     (.0415)     (.0664)     (.0801)
 Net realized gain on securities............     --          --        --          --          --            --          --
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total dividends and distributions...........     .0465      (.0434)     (.0229)     (.0244)     (.0415)     (.0664)     (.0801)
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..............   $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                             =========== =========== =========== =========== =========== =========== ===========
TOTAL RETURN(1).............................    4.75%       4.43%       2.32%       2.44%       4.20%       6.80%       8.33%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)........ $440.3      $319.7      $463.8      $279.3      $329.2      $402.3      $426.1
Ratios to average net assets (annualized)
 Expenses...................................    1.07%       1.00%       1.03%       1.09%       1.05%        .94%        .91%
 Expense, without expense reimbursement.....    1.07%        --          --          --          --          --          --
 Net investment income......................    4.62%       4.28%       2.36%       2.44%       4.19%       6.68%       7.99%
 Net investment income, without expense
   reimbursement............................    4.62%        --          --          --          --          --          --


                                             ------------------------------------------
                                                                             YEAR ENDED MAY 31
                                             ---------------------------------------------------------------
                                                1996        1995        1994        1993        1992        1991        19    1989
   1988     1987
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------

                                              ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........    $1.00         $1.00         $1.00
                                              ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..........................      .0891         .0729         .0647
 Expenses...................................     (.0076)       (.0078)       (.0092)
                                              ------------  ------------  ------------
Net investment income.......................      .0815         .0651         .0555
Net realized and unrealized gain on
 securities.................................      .000007       .000015       .000102
                                              ------------  ------------  ------------
Total from investment operations............      .081507       .065115       .055602
                                              ------------  ------------  ------------
LESS DISTRIBUTIONS FROM
 Net investment income......................     (.0815)       (.0651)       (.0556)
 Net realized gain on securities............     (.000007)     (.000015)     (.000002)
                                              ------------  ------------  ------------
Total dividends and distributions...........     (.081507)     (.065115)     (.055602)
                                              ------------  ------------  ------------
Net asset value, end of period..............    $1.00         $1.00         $1.00
                                              ============== ============== ==============
TOTAL RETURN(1).............................     8.49%         6.71%         5.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)........  $474.2        $500.7        $377.8
Ratios to average net assets (annualized)
 Expenses...................................      .76%          .78%          .92%
 Expense, without expense reimbursement.....       --            --            --
 Net investment income......................     8.19%         6.56%         5.60%
 Net investment income, without expense
   reimbursement............................       --            --            --


---------------


(1) Total Return does not reflect the effect of sales charges.

                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                         CLASS B SHARES                    CLASS C SHARES
                                                                  -----------------------------     -----------------------------
                                                                                   APRIL 18,                         APRIL 18,
                                                                                    1995(1)                           1995(1)
                                                                  YEAR ENDED        THROUGH         YEAR ENDED        THROUGH
                                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                                     1996           1995(2)            1996           1995(2)
                                                                  ----------     --------------     ----------     --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.............................   $1.00           $1.00            $1.00            $1.00
                                                                  ---------      ----------         --------         --------
INCOME FROM INVESTMENT OPERATIONS
  Investment income..............................................     .0580           .0073            .0577            .0076
  Expenses.......................................................    (.0192)         (.0026)          (.0190)          (.0027)
                                                                  ---------      ----------         --------         --------
Net investment income............................................     .0388           .0047
                                                                                                       .0387            .0049
Net realized and unrealized gain on securities...................        --              --              --               --
Total from investment operations.................................     .0388           .0047            .0387            .0049
                                                                  ---------      ----------         --------         --------

LESS DISTRIBUTIONS FROM
  Net investment income..........................................    (.0388)         (.0047)          (.0387)          (.0049)
  Net realized gains on securities...............................        --              --               --               --
                                                                  ---------      ----------         --------         --------
Total dividends and distributions................................    (.0388)         (.0047)          (.0387)          (.0049)
                                                                  ---------      ----------         --------         --------

Net asset value, end of period...................................   $1.00           $1.00            $1.00            $1.00
                                                                  =========      ==========         ========         ========

TOTAL RETURN(3)..................................................    3.95%            .47%            3.94%             .49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).............................  $81.5            $4.2             $9.7             $0.6
Ratios to average net assets (annualized)
 Expenses........................................................    1.86%           1.76%            1.87%            1.76%
 Expense, without expense reimbursement..........................    1.86%              --            1.87%               --
 Net investment income...........................................    3.75%           3.52%            3.81%            3.52%
 Net investment income, without expense reimbursement............    3.75%              --            3.81%              --


---------------
(1) Commencement of operations.

(2) Based on average shares outstanding.


(3) Total return for a period of less than one full year is not annualized. Total return does not reflect the effect of sales charges.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company. This type of company is commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------


  The investment objective of the Fund is to seek protection of capital and high current income. The Fund seeks to achieve its investment objective by investing in U.S. dollar denominated money market securities. These securities may include obligations of the U.S. Government and its agencies, bank obligations, commercial paper and repurchase agreements secured by such obligations. Such securities are described below.



  The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less as required by rules promulgated by the SEC.



  There can be no guarantee that the Fund will achieve its investment objective or be able at all times to maintain its net asset value per share at $1.00. The daily dividend rate paid by the Fund may be expected to fluctuate. The Fund uses the amortized cost method for valuing portfolio securities purchased at a discount. See "Determination of Net Asset Value."


  OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES. The Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage

Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

  BANK OBLIGATIONS. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches or subsidiaries of domestic banks, and domestic or foreign branches of foreign banks which at the time of investment are rated in the two highest categories by Standard & Poor's Corporation ("S&P") (A-1 and A-2) or by Moody's Investors Service ("Moody's") (Prime-1 and Prime-2). The ratings of Moody's and S&P represent their opinions of the quality of the bank obligations they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Fund's current policy is to limit investments in bank obligations to obligations rated A-1 or Prime-1.

  Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

  The purchase of obligations of foreign banks may subject the Fund to additional investment risks that are different in some respect from those incurred in investing in obligations of domestic banks. Foreign banks and foreign branches or subsidiaries of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, audit and financial record keeping requirements. In addition, less information may be publicly available about a foreign bank or about a foreign branch of a domestic bank. Because evidences of ownership of obligations of foreign branches or subsidiaries of foreign banks usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adopting of governmental restrictions which might adversely affect the payment of principal and interest on the foreign obligations or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

  COMMERCIAL PAPER. The Fund may invest in short-term obligations of companies which at the time of investment are (a) rated in the two highest categories by S&P (A-1 and A-2) or by Moody's (Prime-1 and Prime-2), or (b) if not rated, issued by a company which at the date of investment has any outstanding long-term debt securities rated at least A by S&P or by Moody's.


  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund's current policy is to limit investments in commercial paper to obligations rated A-1 or Prime-1.


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks (or a foreign branch or subsidiary thereof) which have a short-term debt rating of high quality (in one of the two highest categories) by either Moody's or S&P and with primary government securities dealers reporting to the Federal Reserve Bank of New York. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. No repurchase agreement may exceed one year, and the Fund may not invest in repurchase agreements maturing in more than seven days if such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of the net assets. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund that would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC order obtained by the Fund authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund. Most transactions made by the Fund are principal transactions at net prices which incur little or no brokerage costs. Dealers are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. No brokerage commissions were paid by the Fund during the past three fiscal years.



  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940 ("1940 Act")) vote of the Fund's shareholders. The Fund may not borrow money, except from banks for temporary or emergency purposes, such as to accommodate heavy redemption requests, and then in amounts not exceeding 10% of the value of the Fund's total net assets. The Fund may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not exceeding the lesser of the dollar amount borrowed or 5% of the value of the Fund's assets at the time of such borrowing. The Fund may not lend money, except through the purchase or holding of the types of debt securities in which the Fund may invest. Other investment restrictions are described in the Statement of Additional Information. Except to the extent governed by the Fund's fundamental investment restrictions, the investment policies described under "Investment Objective and Policies" can be changed by the Trustees.


------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and its sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns 5% or more of the common stock of VKAC Holding, Inc.



  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund as follows:



                 AVERAGE DAILY NET ASSETS                   % PER ANNUM
----------------------------------------------------------  -----------
First $150 million........................................     0.50%
Next $100 million.........................................     0.45%
Next $100 million.........................................     0.40%
Over $350 million.........................................     0.35%



  Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser.



  From time to time as the Adviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish. The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



------------------------------------------------------------------------------

ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.


  CLASS A SHARES. Class A shares are sold at net asset value. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.15% of the Fund's aggregate average daily net assets attributable to the Class A shares. See "Purchase of Shares -- Class A Shares."


  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.15% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of conversion feature to Class B shares.



  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.15% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of conversion feature to Class C shares.

  CONVERSION FEATURE. Class B shares and Class C shares automatically convert to Class A shares eight years or ten years, respectively, after the end of the month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares, as the case may be, from the burden of the ongoing distribution fee.



  For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A shares.



  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if an opinion or ruling is no longer available at the time such conversion is to occur that such conversion does not constitute a taxable event. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.



  FACTORS FOR CONSIDERATION. Class B shares and Class C shares of the Fund are made available primarily to allow investors to directly purchase Class B shares and Class C shares and later exchange such shares directly into Class B shares and Class C shares of the other Van Kampen American Capital funds that offer an exchange privilege. Investors purchasing shares of the Fund without regard to the availability of exchanges should purchase Class A shares because there is no distribution fee and, therefore, Class A shares will have a higher yield than Class B shares and Class C shares. Investors who wish to have the ability to exchange their shares for Class B shares or Class C shares of other Van Kampen American Capital funds should consider purchasing Class A shares of the Fund and then redeeming those shares when they wish to invest in Class B shares or Class C shares of other Van Kampen American Capital funds. Since Class A shares are not subject to an ongoing distribution fee, purchasing Class A shares and then redeeming them to purchase Class B shares or Class C shares of another Van Kampen American Capital fund is likely to result in a higher return to the investor than purchasing Class B shares or Class C shares of the Fund and then exchanging them for Class B shares or Class C shares of another Van Kampen American Capital fund. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.



  GENERAL. The distribution expenses incurred by the Distributor in connection with the sale of Class B shares and Class C shares will be reimbursed from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Distribution expenses by the Distributor in connection with the sale of Class A shares are not reimbursed by the Fund. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class B shares and Class C shares. Sales personnel are not entitled to receive compensation for selling Class A shares.



  Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds distributed by the Distributor.



------------------------------------------------------------------------------

PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL


  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



  Initial investments must be at least $500 for each class of shares and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. Shares of the Fund may be sold in foreign countries where permissible. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this prospectus and forwarding the application through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc., ("ACCESS"), a wholly-owned subsidiary of the Van Kampen American Capital. When purchasing shares of this Fund, investors must specify whether the purchase is Class A shares, Class B shares or Class C shares.



  Purchases of shares are priced at the next determined net asset value after a purchase order becomes effective, which is upon receipt by the Fund of federal funds. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by adding the total market value of all portfolio securities owned by the Fund, cash and other assets, including accrued interest and dividends attributable to such class. All liabilities attributable to such class, including accrued expenses, are subtracted. The resulting amount is divided by the total number of shares of the class outstanding to arrive at the net asset value of each share of the class. The Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides for certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security.



  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid which relate to a specific class, and (iii) Class B shares and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to, and dividends payable on, Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such distribution fees. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.



  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.



  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



CLASS A SHARES


  Class A shares are offered at net asset value without sales charge.


  The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund with no minimum or subsequent investment requirement. In order to qualify for this privilege, the administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and

(2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system. In addition, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker or dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.


CLASS B SHARES


  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.
------------------------------------------------------------------------------


                                       CONTINGENT DEFERRED SALES CHARGE
                                              AS A PERCENTAGE OF
         YEAR SINCE PURCHASE           DOLLAR AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------------------------
First................................                4.00%
Second...............................                4.00%
Third................................                3.00%
Fourth...............................                2.50%
Fifth................................                1.50%
Sixth and After......................                 None


------------------------------------------------------------------------------


  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third of shares held longest during the five-year period.



  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers and at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.


CLASS C SHARES


  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of 1.00%. The charge is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.


  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The contingent deferred sales charge may be waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; and

(iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate the investment in its shares at little or no extra cost to the investor. Below is a description of such services. As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund") and the Govett Funds, Inc.



  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares are held by ACCESS the fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements quarterly from ACCESS showing any reinvestment of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the

Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder may authorize ACCESS to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.


  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP, and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanied by this Prospectus or by calling (800) 421-5666, ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds or Tax Free Money Fund.



  Both accounts must be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of any other Van Kampen American Capital Fund, provided that shares of certain Van Kampen American Capital fixed-income funds are subject to a 30 day holding period requirement for exchange. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class B shareholders and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. Such shares remain subject to the contingent deferred sales charge imposed by the fund initially purchased by the shareholder upon their redemption from the Van Kampen American Capital complex of Funds. Class A shareholders who acquired their shares in exchange for Class B shares or Class C shares of a Participating Fund may exchange their Class A shares for the same class of shares of a Participating Fund (also, "new shares") as the class of shares they disposed of in acquiring their current shares (also, "original shares") without incurring a contingent deferred sales charge. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares.


  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless designated otherwise in the application form accompanied by this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value next calculated after the request is received in good order with adjustment for any additional sales charge.



  If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for information regarding such fund.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the next determined net asset value after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual, or annual checks in any amount, not less than $25. Such a systematic withdrawal plan also may be maintained by an investor purchasing shares for a retirement plan.



  A Class B shareholder or Class C shareholder, or a Class A shareholder who acquired his or her shares in the Fund in exchange for Class B shares or Class C shares of another Van Kampen American Capital mutual fund, may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made. For more detail regarding waiver of contingent deferred sales charges, please refer to the prospectus of the original fund. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund (a) for which certificates have not been issued, (b) which are in a non-escrow status and (c) which were not acquired in exchange for Class B shares or Class C shares of another Van Kampen American Capital mutual fund may appoint ACCESS as agent by completing the AUTHORIZATION FOR REDEMPTION BY CHECK form and the appropriate section of the application and returning the form and application to ACCESS. Once the form is properly completed, signed and returned to ACCESS, a supply of checks drawn on State Street Bank will be sent to the shareholder. Those checks may be made payable by the shareholder to the order of any person in any amount of $100 or more.


  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Checks will not be honored for redemption of Class A shares held less than 15 calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated Class A shares held in the shareholder's account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. A "stop payment" system is not available on these checks. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. See the Statement of Additional Information for further information regarding the establishment of the privilege.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------


  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network.



  As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.


  The request for redemption must be signed by all persons in whose names the shares are registered, and the names must be exactly the same as the names which were signed when the shares were purchased. If the proceeds of the redemption exceed $50,000, if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a savings and loan association; a member firm of a national securities exchange, registered securities association or clearing agency; or federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it does so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and must be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by ACCESS. Payment for shares redeemed is made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of up to 15 days. Such delay can be avoided if such payment of shares is made by bank wire. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.


  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record of the account or to the bank account of record as described below. To establish such privilege a shareholder must complete the appropriate section of the application form accompanied by this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian.

The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  EXPEDITED REDEMPTIONS. Shareholders of the Fund who have completed the appropriate section of the application may request expedited redemption payment of shares having a value of $1,000 or more, by calling (800) 421-5671 (Alaska and Hawaii residents should call collect at (816) 283-3114). Redemption proceeds in the form of federal funds will be wired to the bank designated in the application. Expedited redemption requests received in good order prior to 10:00 a.m. Kansas City time are processed on the date of receipt. Redemption requests received by ACCESS after such hour are priced at the net asset value next determined and the proceeds are wired on the next banking day following receipt of such request. ACCESS reserves the right to deduct the wiring costs from the proceeds of the redemption. A shareholder may change the bank account previously designated at any time by written notice to ACCESS with the signature of the shareholder guaranteed. The Fund reserves the right at any time to terminate, limit or otherwise modify this expedited redemption privilege.


  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



  In cases of disability, the contingent deferred sales charge on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------


DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.



  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.15% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.15% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.15% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.



  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.15% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.15% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.



  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 1996, there were $190,000 and $9,000 of unreimbursed distribution expenses with respect to Class B shares and Class C shares, respectively, representing 0.57% and 0.18% of the Fund's average net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------


  The Fund's net income is declared and paid as a dividend on a daily basis. Dividends are paid to shareholders of record immediately prior to the determination of net asset value for that day. Since shares are issued and redeemed at the time net asset value is determined, dividends commence on the day following the date shares are issued and are paid for the day shares are redeemed. All dividends are automatically invested in additional full and fractional shares of the Fund at net asset value. Shareholders may elect to receive monthly payment of dividends in cash by written instruction to ACCESS. Shares purchased by daily reinvestments are liquidated at the net asset value on the last business day of the month and the proceeds of such redemption mailed to the shareholder electing cash payment. A redeeming shareholder receives all dividends accrued through the date of redemption.



  The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and incremental transfer agency fees applicable to such classes of shares.


  The Fund's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Fund.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By qualifying as a regulated investment company, the Fund generally is not subject to federal income taxes to the extent it distributes its net investment income (which includes for this purpose net short-term capital gains, but not net capital gains, which is the excess of net long-term capital gains over net short-term capital losses) and net capital gains. The Fund intends to distribute substantially all of its net investment income and net capital gains, if any, at least annually. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by a shareholder and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Dividends from net investment income are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gains are taxable to shareholders as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders. However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.


  Information as to the federal tax status of dividends and distributions is provided by the Fund to shareholders annually if such amounts are $10.00 or more.


  To avoid being subject to a 31% federal back-up withholding tax on dividends, distributions and redemption payments, a shareholder must, among other things, furnish the Fund with a certification of their correct taxpayer identification number.



  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisers for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time, the Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The current and effective yields for the seven-day period ending May 31, 1996, and a description of the method by which the yield was calculated is contained in the Statement of Additional Information.

  Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the type and quality of the securities held in a portfolio, portfolio maturity, operating expenses and market conditions.



  Yield is calculated separately for Class A shares, Class B shares and Class C shares. Because of the differences in distribution fees, the yields for each of the classes will differ with Class B shares and Class C shares having a lower yield than Class A shares.



  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., Donoghue's Money Market Report or similar independent services which monitor the performance of mutual funds, with other appropriate indexes of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


  The Fund's Annual Report contains additional information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this prospectus.


------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Fund originally was incorporated in Maryland on March 28, 1974. The Fund was reorganized on July 31, 1995, under the laws of the state of Delaware as a Delaware business trust and adopted its current name at that time. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.



  The Fund is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares of beneficial interest of $0.01 par value. Other classes of shares may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. The Fund currently offers three classes, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.



  The Fund is permitted to issue an unlimited number of classes of shares. Each class of share is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.


  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND DEALER
INQUIRIES THROUGH
TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR TELEPHONE TRANSACTIONS
DIAL (800) 421-5684
VAN KAMPEN AMERICAN CAPITAL
  RESERVE FUND

One Parkview Plaza


Oakbrook Terrace, IL 60181



Investment Adviser


VAN KAMPEN AMERICAN CAPITAL
  ASSET MANAGEMENT, INC.

One Parkview Plaza


Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen American Capital Reserve Fund

Custodian

STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Attn: Van Kampen American Capital Reserve Fund

Legal Counsel


SKADDEN, ARPS, SLATE,


  MEAGHER & FLOM


333 West Wacker Drive


Chicago, IL 60606

Independent Accountants

PRICE WATERHOUSE LLP
1201 Louisiana, Suite 2900
Houston, TX 77002

 ------------------------------------------------------------------------------

                                  RESERVE FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                               SEPTEMBER 28, 1996


             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN AMERICAN CAPITAL RESERVE FUND


     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the current Prospectus for the Van Kampen American Capital Reserve Fund (the "Prospectus"). This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at
(800) 421-5666.


                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                    ----
    General Information...........................................................   B-2
    Investment Policies...........................................................   B-2
    Investment Restrictions.......................................................   B-3
    Trustees and Officers.........................................................   B-5
    Legal Counsel.................................................................  B-13
    Investment Advisory Agreement.................................................  B-13
    Distributor...................................................................  B-14
    Distribution and Service Plans................................................  B-15
    Transfer Agent................................................................  B-15
    Portfolio Transactions and Brokerage..........................................  B-16
    Determination of Net Asset Value..............................................  B-16
    Purchase of Shares............................................................  B-17
    Exchange Privilege............................................................  B-19
    Redemption of Shares..........................................................  B-19
    Check Writing Privilege.......................................................  B-19
    Dividends, Distributions and Taxes............................................  B-20
    Yield Information.............................................................  B-21
    Other Information.............................................................  B-22
    Rating Categories.............................................................  B-22
    Report of Independent Accountants.............................................  B-25
    Financial Statements..........................................................  B-26
    Notes to Financial Statements.................................................  B-33



     This Statement of Additional Information is dated September 28, 1996.

GENERAL INFORMATION


     Van Kampen American Capital Reserve Fund, formerly known as American Capital Reserve Fund, Inc. (the "Fund"), originally was incorporated in Maryland on March 28, 1974, and reorganized as a business trust under the laws of Delaware and adopted its current name on July 31, 1995.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly owned subsidiaries of Van Kampen/American Capital, Inc. ("VKAC"), which is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the Common Stock of VK/AC Holding, Inc.



     As of September 17, 1996, no one person was known to own beneficially or hold of record 5% or more of the outstanding shares of any class of the Fund, except for those listed below:



        NAME AND ADDRESS                                 NUMBER OF
        OF RECORD HOLDER            CLASS OF SHARES     SHARES HELD      PERCENT OF CLASS
--------------------------------    ---------------     ------------     ----------------
Van Kampen American Capital            A                  90,052,194          23.34%
  Trust Company                        B                  49,836,873          55.45%
  2800 Post Oak Blvd.                  C                   2,804,897          31.25%
  Houston, TX 77056
Concorp Inc.                           C                     667,039           7.43%
  Prof. Sh. Pl.
  R.L. Pennington TR
  P.O. Box 425
  Nitro, WV 25143-0425



     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.


INVESTMENT POLICIES

     The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing the Fund's securities pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), certain requirements of which are summarized below.

     In accordance with Rule 2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S & P"), Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and IBCA Inc. See Appendix hereto.


     In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Fund may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Fund's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Trustees to be comparable to those rated in the highest category, will be limited to 5% of the Fund's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1,000,000. As to each security, these percentages are measured at the time the Fund purchases the security. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.



     REPURCHASE AGREEMENTS. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities must be of a type in which the Fund may invest (normally securities of the U.S. Government, or its agencies and instrumentalities), except that the underlying securities may have maturity dates exceeding one year.



     LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund does not presently intend to lend its portfolio securities in excess of 5% of its total assets.



     Any loans would be made for short-term purposes and would be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which may be less restrictive than the investment policies stated in the Prospectus and may not be changed without approval by the holders of a majority of its outstanding shares. Such majority is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. In addition to the fundamental investment limitations set forth in the Fund's Prospectus, the Fund may not:

      1. Purchase any security which matures more than two years from the date of purchase. As set forth under "Investment Objective and Policies" in the Prospectus, the Fund's operating policy is not to purchase any security having a remaining maturity of more than 13 months;

      2. Purchase any security other than (a) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (b) bank time deposits, certificates of deposit and bankers' acceptances which are obligations of a domestic bank (or a foreign branch or subsidiary thereof), or of a foreign bank, rated at the time of investment A-1 and A-2 by Moody's or Prime-1 and Prime-2 by S & P; (c) instruments secured by a bank obligation described in item 2(b); (d) commercial paper if rated A by S & P's or Prime by Moody's, or if not rated, issued by a company having an outstanding debt issue rated at least A by S & P's or Moody's (see Appendix for an explanation of these ratings); and (e) repurchase agreements collateralized by the debt securities described above;

      3. Issue any senior security, although the Fund may borrow as set forth under item 14 below;

      4. Purchase or sell real estate; although the Fund may purchase securities issued by companies, including real estate investment trusts, which invest in real estate or interest therein;

      5. Purchase securities on margin, make short sales of securities or maintain a short position;

      6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs;

      7. Acquire voting securities of any issuer or any securities of other investment companies;

      8. Make investments for the purpose of exercising control or management;

      9. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Trustees of the Fund as described under "Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned;

     10. Invest in securities, except repurchase agreements, for which there are legal or contractual restrictions on resale;

     11. Underwrite securities of other issuers except that the Fund may sell an investment position even though it may be deemed an underwriter as that term is defined under the Securities Act of 1933;

     12. Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;


     13. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own beneficially more than 0.50% of the securities of such issuer, together own more than 5% of the securities of such issuer;



     14. Borrow money, except from banks for temporary or emergency purposes and then in amounts not exceeding 10% of the value of the Fund's total net assets; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not exceeding the lesser of the dollar amount borrowed or 5% of the value of the Fund's assets at the time of such borrowing (the Fund will not borrow for leveraging or investment but only to meet redemption requests which might otherwise require undue dispositions of portfolio securities);


     15. Lend money, except through the purchase or holding of the types of debt securities in which the Fund may invest;


     16. With respect to 75% of its assets, purchase securities if the purchase would cause the Fund, at that time, to have more than 5% of the value of its total assets invested in the securities of any one issuer (except obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements fully collateralized thereby);



     17. Invest in the securities of any issuer, if immediately thereafter, the Fund would own more than 10% of the total value of all outstanding securities of such issuer;



     18. Invest more than 5% of its assets in companies having a record together with predecessors, of less than three years continuous operation; and


     19. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. Government and of domestic branches of U.S. banks).

     The Fund has committed to one state that so long as its shares are registered for sale in that state it will apply the restriction contained in No. 17 above to any class of the outstanding securities of any issuer. Consistent with its investment objectives, the Fund may make additional commitments more restrictive than its fundamental policies. Should the Fund determine in the future that a commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by withdrawing its shares from sale in the state to which the commitment was made.


TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Fund and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Asset Management, Inc. (the "AC Adviser" or "Adviser"), Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES


                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------


J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Morrisville, NC 27560               Capital Funds.
  Date of Birth: 07/14/32
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Executive Vice President and a
  Date of Birth: 05/20/42           Director of VK/AC Holding, Inc. and Van Kampen American
                                    Capital. Chief Executive Officer of McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. Executive Vice President and a Trustee of
                                    each of the Van Kampen American Capital Funds. President
                                    of the closed-end investment companies advised by the VK
                                    Adviser. Prior to December, 1991, Senior Vice President
                                    of Van Kampen Merritt Inc.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of each Van Kampen American
                                    Capital Fund advised by the VK Adviser.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Date of Birth: 08/02/24           Capital Funds and Chairman of the Van Kampen American
                                    Capital Funds advised by the AC Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to the Van Kampen American Capital
Chicago, IL 60606                   Funds. A Trustee of each of the Van Kampen American
  Date of Birth: 08/22/39           Capital Funds. He also is a Trustee of the Explorer
                                    Institutional Trust and closed-end investment companies
                                    advised by an affiliate of the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital Funds.


---------------


* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Adviser and the Fund by reason of his position with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.



     The Fund's Officers other than Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS



                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
William N. Brown.........  Vice President              Executive Vice President of the VK Adviser,
  Date of Birth: 05/26/53                              AC Adviser, VK/AC Holding, Inc., VKAC, Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., and Van Kampen American Capital Trust
                                                       Company. Director of American Capital
                                                       Shareholders Corporation. Vice President of
                                                       each of the Van Kampen American Capital
                                                       Funds.
Peter W. Hegel...........  Vice President              Executive Vice President of the VK Adviser,
  Date of Birth: 06/25/56                              AC Adviser, Van Kampen American Capital
                                                       Advisors, Inc. Director of McCarthy,
                                                       Crisanti & Maffei, Inc. Vice President of
                                                       each of the Van Kampen American Capital
                                                       Funds. Vice President of the closed-end
                                                       funds advised by the VK Adviser.
Curtis W. Morell.........  Vice President and Chief    Vice President and Chief Accounting Officer
  Date of Birth: 08/04/46  Accounting Officer          of most of the investment companies advised
                                                       by the AC Adviser.
Ronald A. Nyberg.........  Vice President and          Executive Vice President, General Counsel
  Date of Birth: 07/29/53  Secretary                   and Secretary of Van Kampen American
                                                       Capital and VK/AC Holding, Inc. Executive
                                                       Vice President, General Counsel and a
                                                       Director of the Distributor. Executive Vice
                                                       President and General Counsel of the VK
                                                       Adviser and the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., Van
                                                       Kampen Merritt Equity Advisors Corp., and
                                                       Van Kampen Merritt Equity Holdings Corp.
                                                       Executive Vice President, General Counsel
                                                       and Assistant Secretary of Van Kampen
                                                       American Capital Advisors, Inc., American
                                                       Capital Contractual Services, Inc., Van
                                                       Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., American Capital Shareholders
                                                       Corporation, and Van Kampen American
                                                       Capital Trust Company. General Counsel of
                                                       McCarthy, Crisanti & Maffei, Inc. Vice
                                                       President and Secretary of each of the Van
                                                       Kampen American Capital Funds. Secretary of
                                                       the closed-end funds advised by the VK
                                                       Adviser. Director of ICI Mutual Insurance
                                                       Co., a provider of insurance to members of
                                                       the Investment Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President of the VK Adviser.
  Date of Birth: 10/01/46                              Executive Vice President and Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Alan T. Sachtleben.......  Vice President              Executive Vice President of the VK Adviser.
  Date of Birth: 04/20/42                              Executive Vice President and a Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the VK Adviser
  Date of Birth: 11/10/44                              and the AC Adviser. President, Chief
                                                       Executive Officer and a Director of Van
                                                       Kampen American Capital Trust Company and
                                                       ACCESS. Vice President of each of the Van
                                                       Kampen American Capital Funds.
Edward C. Wood III.......  Vice President and Chief    Senior Vice President of VK Adviser and the
  Date of Birth: 01/11/56  Financial Officer           AC Adviser. Vice President and Chief
                                                       Financial Officer of each of the Van Kampen
                                                       American Capital Funds. Vice President,
                                                       Treasurer and Chief Financial Officer of
                                                       the closed-end funds advised by VK Adviser.
John L. Sullivan.........  Treasurer                   First Vice President of the VK Adviser and
  Date of Birth: 08/20/55                              AC Adviser. Treasurer of each of the Van
                                                       Kampen American Capital Funds. Controller
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Formerly Controller of open-end
                                                       funds advised by VK Adviser.
Tanya M. Loden...........  Controller                  Controller of most of the investment
  Date of Birth: 11/19/59                              companies advised by the Adviser, formerly
                                                       Tax Manager/Assistant Controller.
Nicholas Dalmaso.........  Assistant Secretary         Assistant Vice President and Senior
  Date of Birth: 03/01/65                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, and Van
                                                       Kampen American Capital Management, Inc.
                                                       Assistant Vice President of Van Kampen
                                                       American Capital Advisors, Inc. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds, Assistant Secretary
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Prior to May 1992, attorney for
                                                       Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr......  Assistant Secretary         Assistant Vice President and Senior
  Date of Birth: 11/15/63                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS, and American Capital
                                                       Shareholders Corporation. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Scott E. Martin..........  Assistant Secretary         Senior Vice President, Deputy General
  Date of Birth: 08/20/56                              Counsel and Assistant Secretary of VKAC.
                                                       Senior Vice President, Deputy General
                                                       Counsel and Secretary of the VK Adviser,
                                                       the AC Adviser and the Distributor, Van
                                                       Kampen American Capital Management, Inc.,
                                                       Van Kampen American Capital Advisers, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., Van Kampen Merritt Equity Advisors
                                                       Corp., Van Kampen Merritt Equity Holdings
                                                       Corp., American Capital Shareholders
                                                       Corporation. Secretary and Deputy General
                                                       Counsel of McCarthy, Crisanti, & Maffei,
                                                       Inc. Chief Legal Officer of McCarthy,
                                                       Crisanti & Maffei, S.A. Assistant Secretary
                                                       of each of the Van Kampen American Capital
                                                       Funds. Assistant Secretary of the
                                                       closed-end funds advised by the VK Adviser.
Weston B. Wetherell......  Assistant Secretary         Vice President, Associate General Counsel
  Date of Birth: 06/15/56                              and Assistant Secretary of VKAC, the VK
                                                       Adviser, the AC Adviser and the
                                                       Distributor, Van Kampen American Capital
                                                       Management, Inc. Van Kampen American
                                                       Capital Advisors, Inc. Assistant Secretary
                                                       of each of the Van Kampen American Capital
                                                       Funds. Assistant Secretary of closed-end
                                                       funds advised by VK Adviser.
Steven M. Hill...........  Assistant Treasurer         Assistant Vice President of the VK Adviser
  Date of Birth: 10/16/64                              and AC Adviser. Assistant Treasurer of each
                                                       of the Van Kampen American Capital Funds.
                                                       Assistant Treasurer of the closed-end funds
                                                       advised by the VK Adviser.
Robert Sullivan..........  Assistant Controller        Assistant Controller of each of the Van
  Date of Birth: 03/30/33                              Kampen American Capital Funds.



     Each of the foregoing trustees and officers holds the same position with each of the Van Kampen American Capital mutual funds (the "Fund Complex"). Each trustee who is not an affiliated person of the Adviser, the Distributor or VKAC (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each Fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met.



     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each

AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The trustees have approved an aggregate compensation cap with respect to the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of mutual funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, the Adviser has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement provided the trustee has served at least five years. As of the date hereof, the retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The Adviser will reimburse the Fund for expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation before deferral paid by the Fund and other funds in the Fund Complex is set forth below.



                             COMPENSATION TABLE(1)



                                                                                                  TOTAL
                                                                                              COMPENSATION
                                            AGGREGATE          PENSION OR       ESTIMATED    BEFORE DEFERRAL
                                           COMPENSATION        RETIREMENT        ANNUAL         FROM FUND
                                         BEFORE DEFERRAL    BENEFITS ACCRUED    BENEFITS        AND FUND
                                               FROM         AS PART OF FUND       UPON       COMPLEX PAID TO
                NAME(2)                      FUND(3)          EXPENSES(4)      RETIREMENT(5)   TRUSTEE(6)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................       $1,575              $-0-             2,500         $84,250
Dr. Richard E. Caruso..................          780               -0-               -0-          57,250
Philip P. Gaughan......................          750               -0-               -0-          76,500
Linda Hutton Heagy.....................          870               -0-             2,500          38,417
Dr. Roger Hilsman......................        1,615               -0-             2,500          91,250
R. Craig Kennedy.......................        1,010               -0-             2,500          92,625
Donald C. Miller.......................          950               -0-               -0-          94,625
Jack E. Nelson.........................        1,010               -0-             2,500          93,625
David Rees.............................        1,580               -0-             2,500          83,250
Jerome L. Robinson.....................        1,010               -0-               -0-          89,375
Lawrence J. Sheehan....................        1,615               -0-               -0-          91,250
Dr. Fernando Sisto.....................        1,750               -0-             2,500          98,750
Wayne W. Whalen........................        1,010               -0-             2,500          93,375
William S. Woodside....................        1,510               -0-             2,500          79,125


---------------


(1) As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Fund's last fiscal year ended May 31, 1996 or the Fund Complex's last calendar year ended December 31, 1995.



(2) Mr. McDonnell, a trustee of the Fund, is an affiliated person of the Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. McDonnell was appointed to the Board of Trustees on January 29, 1996. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and was not eligible to receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.



(3) The amounts shown in this column are accumulated from the aggregate compensation paid by the Fund during its fiscal year ended May 31, 1996 before deferral by the trustees under the Fund's deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Fund during the fiscal year ended May 31, 1996: Dr. Caruso, $780; Mr. Gaughan, $200; Ms. Heagy, $630; Mr. Kennedy, $700; Mr. Miller, $640; Mr. Nelson, $700; Mr. Rees, $370; Mr. Robinson, $700; and Mr. Whalen, $700. For trustees who have served more than one year and have deferred account balances, the cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of May 31, 1996 is as follows:
    Dr. Caruso, $6,245; Mr. Gaughan, $276; Ms. Heagy, $637; Mr. Kennedy, $707; Mr. Miller, $646; Mr. Nelson, $707; Mr. Rees, $33,196; Mr. Robinson, $707; Dr. Sisto, $6,093; and Mr. Whalen, $707. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



(4) The amounts in this column are zero because the Adviser has agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996. Absent such reimbursement, the aggregate expenses of the Fund for all trustees would have been approximately $6,000 for the Fund's 1996 fiscal year. The retirement plan is described above the Compensation Table.


                                         (footnotes continued on following page)

(5) The amounts shown in this column are the annual benefits payable per year from the Fund for the 10-year period commencing in the year of such trustee's retirement. The amounts were computed based on each trustee's anticipated retirement date. The retirement plan is described above the Compensation Table.



(6) The amounts shown in this column are accumulated from the aggregate compensation paid by all of the mutual funds in the Fund Complex as of December 31, 1995 before deferral by the trustees under each Fund's deferred compensation plan. The following trustees deferred compensation paid by the Fund and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr.
    Robinson, $62,375; Dr. Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.



     As of September 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of VKAC, and has entered into an employment contract (for a term of five years) with VKAC. As of September 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.



LEGAL COUNSEL



     Skadden, Arps, Slate, Meagher & Flom, Chicago, Illinois.



INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.


     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services provided by the Adviser are at cost. The Fund also pays transfer agency fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at the annual rate of: 0.50% on the first $150 million net assets; 0.45% on the next $100 million of net assets; 0.40% on the next $100 million of net assets; and 0.35% on the net assets over $350 million.

     The average net asset value for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The fees payable to the adviser by the Fund shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser, or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed one percent of the Fund's average net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes; (2) brokerage commissions; (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the Distribution Plans. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.

     The Advisory Agreement has an initial term of two years and may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     Charges are allocated among the investment companies advised or subadvised by the Adviser. During the fiscal years ended May 31, 1996, 1995 and 1994, the Adviser received $1,842,244, $1,896,937 and $1,494,701, respectively in advisory fees from the Fund. A portion of these amounts was paid to the Adviser or its parent in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.



OTHER AGREEMENTS



     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares with the other Van Kampen American Capital mutual funds distributed by the Distributor and advised by the VK Adviser in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets.



     For the years ended May 31, 1996, 1995 and 1994, the Fund paid expenses of approximately $127,090, $100,666 and $106,905, respectively, representing the VK Adviser's cost of providing accounting services.



DISTRIBUTOR



     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. No brokerage commissions were paid by the Fund during the past three fiscal years.



DISTRIBUTION AND SERVICE PLANS



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     For the year ended May 31, 1996, the Fund has paid expenses under the Distribution Plan of $0, $249,345 and $37,115 for the Class A shares, Class B shares and Class C shares, respectively; and the Fund paid expenses under the Service Plan of $495,324, $49,472 and $7,370 under the Selling Agreements for the Class A shares, Class B shares and Class C shares, respectively.


TRANSFER AGENT


     During the fiscal years ending May 31, 1996, 1995 and 1994, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $1,280,376, $1,266,690 and $898,801 respectively, for these services. These services are provided at cost plus a profit.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions, if any, on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage cost. During the past three years the Fund paid no commissions to brokers on the purchase or sale of portfolio securities. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. The Adviser places portfolio transactions in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at a favorable price.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies, and seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


DETERMINATION OF NET ASSET VALUE


     Purchases of shares will be priced at the net asset value next determined after a purchase order becomes effective which is upon receipt by the Fund of federal funds. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is computed by dividing the value of the Fund's securities plus all cash and other assets (including accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding.

     The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the instrument.

     The Fund's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the Securities and Exchange Commission ("SEC"). Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks.

     The Fund's Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Trustees is required to promptly consider what action, if any, should be initiated. If the Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the portfolio;

withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the SEC.

PURCHASE OF SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through ACCESS. All orders become effective when the wire or check payment is converted into federal funds. A check order will normally be converted into federal funds on the second business day following receipt of payment by ACCESS. When payment is by wire transfer of federal funds, such order becomes effective upon receipt provided that prior notice has been given as described below; other bank wire payments will normally be converted into federal funds on the day following receipt.

     After each initial and subsequent investment, the shareholder receives a statement of the number of shares owned. Certificates for shares purchased will not normally be issued but shares will be held on deposit by ACCESS. However, the shareholder may request a certificate by writing ACCESS for shares at any time. It is preferred that such request for a certificate be for at least 1,000 shares in order to minimize shareholder service agent costs.

ALTERNATIVE SALES ARRANGEMENTS


     The Fund issues three classes of shares: Class A shares, Class B shares and Class C shares. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.


WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")


     The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (e) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The Fund will waive the CDSC -- Class B and Class C upon such involuntary redemption.

     (f) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (g) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Exchange Privilege" in the
Prospectus:


     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "Van Kampen American Capital"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described above.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the New York Stock Exchange is closed for other than customary weekends or holidays; (b) trading on the New York Stock Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


CHECK WRITING PRIVILEGE

     To establish the check writing privilege, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.

DIVIDENDS, DISTRIBUTIONS AND TAXES



DIVIDENDS AND DISTRIBUTIONS



     The Fund's net income is declared and paid as dividend on a daily basis. Dividends are paid to shareholders of record immediately prior to the determination of net asset value for that day. Since shares are issued and redeemed at the time net asset value is determined, dividends commence on the day following the date shares are issued and are received for the day shares are redeemed. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher transfer agency fees applicable to the Class B and Class C shares. All dividends are automatically invested in additional full and fractional shares of the Fund at net asset value. Shareholders may elect to receive monthly payment of dividends in cash by written instruction to ACCESS. Shares purchased by daily reinvestments are liquidated at the net asset value on the last business day of the month and the proceeds of such redemption less any applicable CDSC mailed to the shareholder electing cash payment. A redeeming shareholder receives all dividends accrued through the date of redemption.


     The Fund's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Fund.

     Should the Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if the Fund's net asset value per share was reduced below $1.00, the Board may suspend further dividend payments until net asset value returned to $1.00. Thus, such expenses or losses or depreciation may result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than that which he paid.


TAX STATUS OF THE FUND



     The following discussion reflects applicable federal income tax law, as of the date hereof.



     The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. Included among such requirements is the requirement that the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies.



     If the Fund qualifies as a regulated investment company and distributes each year to its shareholders at least 90% of its net investment income (which includes for this purpose net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.



     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.



     The Fund is subject to a 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary taxable income for the twelve months ended December 31, plus 98% of its capital gain net income for the twelve months ended October 31 of such year. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.



     If shares of the Fund are sold or exchanged within 90 days of acquisition and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.


     Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year.


     Dividends to foreign shareholders, including shareholders who are non-resident aliens, may be subject to a United States withholding tax at a rate up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.



     Back-up Withholding. The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% back-up withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and any distributions may also be subject to state and local taxes.


     Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes and any proposed tax law changes.


YIELD INFORMATION


     The annualized current yield for Class A shares for the seven day period ending May 31, 1996 was 4.18%. Its compound effective yield for the same period was 4.27%. For Class B shares the annualized yield and compound effective yield for the seven day period was 3.39% and 3.45%, respectively. For Class C shares the annualized yield and compound effective yield for the seven day period was 3.39% and 3.44%, respectively.


     The yield of the Fund is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of an hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The Fund may also calculate its annualized yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Fund's portfolio, their quality and length of maturity, and the Fund's operating expenses. At May 31, 1996, 48% of the Fund's portfolio was invested in obligations of U.S. Government Agencies', 37% was invested in commercial paper of which 100% was rated A-1 or Prime-1, 5% was invested in U.S. Treasury obligations and the remaining 15% was invested in repurchase agreements. See "Investment Policies -- Commercial Paper," and the Appendix hereto. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment. At May 31, 1996 the average dollar weighted maturity of the portfolio was 34 days.


     The yield fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other funds of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Fund could vary upwards or downwards if another method of calculation or base period were used.


     Yield is calculated separately for Class A shares, Class B shares and Class C shares. Because of the differences in distribution fees, the yield for each of the classes will differ.



     From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.


RATING CATEGORIES


     Description of the highest commercial paper, bond and other short-term and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Fitch

Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff") and IBCA Limited and IBCA Inc. ("IBCA").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily well established industries, high rates of return of funds employed, conservative well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff, Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A2 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

BOND AND LONG-TERM RATINGS

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest and, in the majority of instances, differ only in small degrees from issues rated AAA.

     Bonds which are rated Aaa by Moody's are judged to be of the best quality. Bonds are rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Rating and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                      REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL RESERVE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Reserve Fund (the "Fund") at May 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at May 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
July 8, 1996

                                             See Notes to Financial Statements

                          PORTFOLIO OF INVESTMENTS

                                May 31, 1996

--------------------------------------------------------------------------------

Par
Amount
(000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        UNITED STATES GOVERNMENT
        OBLIGATIONS 43.9%
$ 6,000 Federal Farm Credit Banks...............   5.209%  07/03/96 $  5,972,060
  8,000 Federal Home Loan Banks.................   5.119   07/10/96    7,955,556
  5,000 Federal Home Loan Banks.................   5.126   07/24/96    4,962,500
  7,000 Federal Home Loan Banks.................   5.203   07/08/96    6,962,538
  7,000 Federal Home Loan Banks.................   5.212   07/01/96    6,969,379
 20,000 Federal Home Loan Banks.................   5.244   06/03/96   19,991,300
 14,385 Federal Home Loan Banks.................   5.273   09/19/96   14,156,135
 15,000 Federal Home Loan Banks.................   5.278   09/12/96   14,775,967
  2,000 Federal Home Loan Mortgage Corp.........   5.206   06/06/96    1,998,267
 14,500 Federal Home Loan Mortgage Corp.........   5.215   06/24/96   14,450,023
  5,000 Federal Home Loan Mortgage Corp.........   5.391   06/03/96    4,997,812
  5,000 Federal National Mortgage Association...   4.873   08/09/96    4,953,722
 40,000 Federal National Mortgage Association...   5.249   07/03/96   39,809,333
 20,000 Federal National Mortgage Association...   5.258   07/24/96   19,844,300
 18,000 Federal National Mortgage Association...   5.286   10/22/96   17,629,200
  7,000 Federal National Mortgage Association...   5.384   06/13/96    6,986,754
 22,710 Federal National Mortgage Association...   5.394   11/05/96   22,188,134
 14,000 Federal National Mortgage Association...   5.417   06/14/96   13,971,308
  5,000 Federal National Mortgage Association...   5.436   08/16/96    4,943,961
                                                                    ------------
           TOTAL UNITED STATES GOVERNMENT OBLIGATIONS
           (Cost $233,518,249)...................................    233,518,249
                                                                    ------------
       COMMERCIAL PAPER 33.6%
 23,000 Associates Corp. of North America.......   5.337   07/15/96   22,847,913
 10,000 Chevron Oil Finance Co..................   5.128   07/16/96    9,936,111
 20,000 Chevron Oil Finance Co..................   5.296   06/11/96   19,967,794
 25,000 General Electric Capital Corp...........   5.331   07/22/96   24,810,056
 15,000 General Electric Co.....................   5.314   06/28/96   14,939,567
  6,500 Lilly (Eli) & Co........................   5.309   06/12/96    6,488,582
 28,000 MetLife Funding Inc.....................   5.317   06/18/96   27,926,080
 25,000 Pitney Bowes Credit Corp................   5.314   07/29/96   24,784,486
 27,000 Toronto Dominion Holdings...............   5.326   07/15/96   26,821,462
                                                                    ------------
           TOTAL COMMERCIAL PAPER (Cost $178,522,051)............    178,522,051
                                                                    ------------

        REPURCHASE AGREEMENTS* 13.3%
 60,000 BA Securities, repurchase proceeds
          $60,026,750 ..........................   5.350   06/03/96   60,000,000
 10,425 SBC Capital Markets, Inc., repurchase
          proceeds $10,429,630 .................   5.330   06/03/96   10,425,000
                                                                    ------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost $70,425,000)...................................     70,425,000
                                                                    ------------
TOTAL INVESTMENTS (Cost $482,465,300) 90.8%......................    482,465,300
OTHER ASSETS AND LIABILITIES, NET 9.2%...........................     49,023,953
                                                                    ------------
NET ASSETS 100%..................................................   $531,489,253
                                                                    ------------

* dated 05/31/96, collateralized by U.S. Government obligations in a pool cash account

                                          See Notes to Financial Statements
                     STATEMENT OF ASSETS AND LIABILITIES

                                 May 31, 1996

--------------------------------------------------------------------------------

ASSETS
Investments, at amortized cost...................................  $482,465,300
Cash.............................................................        48,466
Receivable for Fund shares sold..................................    52,938,143
Other assets and receivables.....................................        44,588
                                                                   ------------
     Total Assets................................................
                                                                   ------------
LIABILITIES
Payable for Fund shares redeemed.................................     3,160,942
Due to Adviser...................................................       223,306
Dividends payable................................................       175,732
Due to shareholder service agent.................................       157,356
Due to Distributor...............................................       104,404
Deferred Trustees' compensation..................................        68,650
Accrued expenses and other payables..............................       116,854
                                                                   ------------

     Total Liabilities...........................................     4,007,244
                                                                   ------------
NET ASSETS, equivalent to $1.00 per share for Class A, B, and C shares...........................................................  $531,489,253
                                                                   ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest at par; 440,344,423 Class A,
  81,469,679 Class B and 9,710,786 Class C shares outstanding....  $  5,315,249
Capital surplus..................................................   526,216,025
Accumulated net realized loss on securities......................       (53,843)
Undistributed net investment income..............................        11,822
                                                                   ------------
NET ASSETS.......................................................  $531,489,253
                                                                   ------------


                                               See Notes to Financial Statements
                           STATEMENT OF OPERATIONS

                           Year Ended May 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..........................................................  $23,817,971
                                                                    -----------
EXPENSES
Management fees...................................................    1,842,244
Shareholder service agent's fees and expenses.....................    1,583,113
Accounting services...............................................      127,090
Service fees--Class A.............................................      495,324
Distribution and service fees--Class B............................      298,817
Distribution and service fees--Class C............................       44,485
Trustees' fees and expenses.......................................       30,934
Audit fees........................................................       36,703
Legal fees........................................................       10,098
Reports to shareholders...........................................       70,813
Registration and filing fees......................................      242,777
Insurance.........................................................        4,529
Miscellaneous.....................................................        4,360
Retirement plan expense reimbursement (see Note 3)................       (6,000)
                                                                    -----------
     Total expenses...............................................    4,785,287
                                                                    -----------
NET INVESTMENT INCOME.............................................   19,032,684
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $19,032,684
                                                                    -----------

                                               See Notes to Financial Statements
                      STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                            Year Ended May 31
                                                    --------------------------------
                                                         1996             1995
------------------------------------------------------------------------------------
NET ASSETS, beginning of period..................   $   324,458,539  $   463,827,313
                                                    ---------------  ---------------
OPERATIONS
  Increase from net investment income............       19,032,684        18,614,115
                                                   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME
  Class A........................................      (17,616,820)      (18,623,009)
  Class B........................................       (1,250,566)          (15,317)
  Class C........................................         (188,995)           (2,167)
                                                   ---------------    ---------------
                                                       (19,056,381)       (18,640,493)
                                                   ---------------    ---------------
CAPITAL TRANSACTIONS
  Proceeds from shares sold
  Class A........................................    5,916,701,540      3,148,142,161
  Class B........................................      402,157,689         21,754,203
  Class C........................................       99,265,824          3,049,049
                                                   ---------------    ---------------
                                                     6,418,125,053      3,172,945,413
                                                   ---------------    ---------------
  Value received for shares issued in business
  combination (see Note 6)
  Class A........................................       20,714,880                --
  Class B........................................        5,651,573                --
  Class C........................................              --                 --
                                                   ---------------    ---------------
                                                        26,366,453                --
                                                   ---------------    ---------------
  Proceeds from shares issued for
  distributions reinvested
  Class A........................................       17,616,820         18,623,009
  Class B........................................        1,250,566             15,317
  Class C........................................          188,995              2,167
                                                   ---------------    ---------------
                                                        19,056,381         18,640,493
                                                   ---------------    ---------------
     Cost of shares redeemed
  Class A........................................   (5,834,380,999)    (3,310,885,859)
  Class B........................................     (331,779,955)       (17,579,714)
  Class C........................................      (90,332,522)        (2,462,729)
                                                   ---------------    ---------------
                                                    (6,256,493,476)    (3,330,928,302)
                                                   ---------------    ---------------
  Increase (decrease) in net assets resulting
  from capital transactions......................      207,054,411       (139,342,396)
                                                   ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS................      207,030,714       (139,368,774)
                                                   ---------------    ---------------
NET ASSETS, end of period (including
  undistributed net investment income of
  $11,822 and $51,874, respectively).............  $   531,489,253  $     324,458,539
                                                   ---------------    ---------------

                                              See Notes to Financial Statements


                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                       Class A
                                        --------------------------------------
                                                  Year Ended May 31
                                        --------------------------------------
                                         1996    1995    1994    1993    1992
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period... $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
                                        ------  ------  ------  ------  ------
Income from operations
  Investment income....................  .0572   .0535   .0329   .0353    .052
  Expenses............................. (.0107) (.0101) (.0100) (.0109) (.0105)
                                        ------  ------  ------  ------  ------
Net investment income..................  .0465   .0434   .0229   .0244   .0415
                                        ------  ------  ------  ------  ------
Distributions from net investment
income................................. (.0465) (.0434) (.0229) (.0244) (.0415)
                                        ------  ------  ------  ------  ------
Net asset value, end of period......... $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
                                        ------  ------  ------  ------  ------
TOTAL RETURN...........................   4.75%   4.43%   2.32%   2.44%   4.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)... $440.3  $319.7  $463.8  $279.3  $329.2
Average net assets (millions).......... $381.0  $434.4  $326.8  $306.7  $377.5
Ratios to average net assets(/1/)
  Expenses.............................   1.07%   1.00%   1.03%   1.09%   1.05%
  Expense, without expense
  reimbursement........................   1.07%     --      --      --      --
  Net investment income................   4.62%   4.28%   2.36%   2.44%   4.19%
  Net investment income, without
    expense reimbursement..............   4.62%     --      --      --      --

(1) See Note 3.

                                             See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                              Class B
                                                --------------------------------
                                                         Year April 18, 1995(/1/)
                                                       Ended             through
                                                 May 31, 1996   May 31, 1995(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..............     $ 1.00          $ 1.00
                                                       ------          ------
Income from investment operations
  Investment income...............................      .0580           .0073
  Expenses........................................     (.0192)         (.0026)
                                                       ------          ------
Net investment income.............................      .0388           .0047
                                                       ------          ------
Distributions from net investment income..........     (.0388)         (.0047)
                                                       ------          ------
Net asset value, end of period....................     $ 1.00          $ 1.00
                                                       ------          ------
TOTAL RETURN(/3/).................................       3.95%            .47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..............     $ 81.5          $  4.2
Average net assets (millions).....................     $ 33.2          $  2.3
Ratios to average net assets (annualized)(/4/)
  Expenses........................................       1.86%           1.76%
  Expense, without expense reimbursement..........       1.86%             --
  Net investment income...........................       3.75%           3.52%
  Net investment income, without expense
  reimbursement...................................       3.75%             --

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) Total return for a period of less than one full year is not annualized. Total return does not consider the effect of sales charges.
(4) See Note 3.

                                               See Notes to Financial Statements
                           FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                               Class C
                                                --------------------------------
                                                     Year April 18, 1995(/1/)
                                                    Ended             through
                                             May 31, 1996   May 31, 1995(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........     $ 1.00          $ 1.00
                                                   ------          ------
Income from investment operations
     Investment income........................      .0577           .0076
     Expenses.................................     (.0190)         (.0027)
     ------          ------
Net investment income.........................      .0387           .0049
     ------          ------
Distributions from net investment income......     (.0387)         (.0049)
     ------          ------
Net asset value, end of period................     $ 1.00          $ 1.00
     ------          ------
TOTAL RETURN(/3/).............................       3.94%            .49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..........       $9.7            $0.6
Average net assets (millions).................       $5.0            $0.3
Ratios to average net assets (annualized)(/4/)
     Expenses.................................       1.87%           1.76%
     Expense, without expense reimbursement...       1.87%             --
     Net investment income....................       3.81%           3.52%
     Net investment income, without expense
     reimbursement............................       3.81%             --

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) Total return for a period of less than one full year is not annualized. Total return does not consider the effect of sales charges.
(4) See Note 3.

                         NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Reserve Fund (the "Fund", formerly American Capi-tal Reserve Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks protection of capital and high current income through investments in U.S. dollar denominated money market securities.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Investments are valued at amortized cost, which ap-proximates market value. The cost of investments for federal income tax pur-poses is substantially the same as for financial reporting purposes.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders.
     The net realized capital loss carryforward for federal income tax purposes of approximately $72,000 at the end of the period may be utilized to offset future capital gains until expiration in 1997 through 2004.

D. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of amortized cost. Interest income is accrued daily.

-------------------------------------------------------------------------------

E. DIVIDENDS-The Fund records daily dividends from net investment income. These dividends are automatically reinvested in additional shares of the Fund at net asset value. Shares purchased by daily reinvestments are liquidated at net asset value on the last business day of the month and the proceeds of such redemptions paid to the shareholders electing to receive dividends in cash. The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such distributions may result in dividends in excess of financial statement net investment income.

F. DEBT DISCOUNT AND PREMIUM-For financial and tax reporting purposes, all discounts and premiums are amortized over the life of the security.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are calculated monthly, based on the average daily net assets of the Fund at an annual rate of .50% of the first $150 million; .45% of the next $100 million;
 .40% of the next $100 million; and .35% of the amount in excess of $350 million.
     Accounting services include the salaries and overhead expenses of the Fund's Chief Accounting Officer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. During the period, these charges included $8,068 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
     ACCESS Investors Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. During the period, such fees aggregated $1,280,376.
     The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $690,949 and $24,778, respectively, as their portion of the commissions on sales of Fund shares during the period. As of January 2, 1996, Advantage Capital Corp. was no longer an affiliate of the Adviser.
     Under the Distribution Plans, each class of shares pays up to .15% per annum of its average daily net assets to reimburse the Distributor for expenses and service fees incurred. Class B and C shares pay an additional fee of up to .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and C shares may exceed the amounts reimbursed to

-------------------------------------------------------------------------------
the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approximately $190,000 and $9,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
     Legal fees were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
     Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor and the shareholder service agent.

NOTE 3-TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,010 plus a fee of $29 per day for Board and Committee meetings attended. During the period, such fees aggregated $22,302.
     The Fund has in effect a deferred compensation plan and a defined benefits retirement plan for its trustees not affiliated with the Adviser. These plans are not funded, and obligations under the plans will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the plans by any form of trust or escrow.
     Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Each trustee covered under the plan elects to earn on the deferred balances an amount equal to the total return of the Fund or equal to the income earned by the Fund on its short-term investments.
     Under the retirement plan which became effective in January, 1996, benefits which are based on years of service will be received by the trustee for a ten year period. The maximum annual benefit for each trustee is $2,500. Retirement plan expenses for the period aggregated $6,000. During the calendar year 1996, the Adviser has agreed to reimburse the Fund for these plan expenses.

NOTE 4-CAPITAL
The Fund offers three classes of shares at their respective net asset values per share. Class B and C shares are subject to a sales charge imposed at the time of redemption on a contingent deferred basis. All classes of shares have the same rights, except that Class B and C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions. The offering of Class B

-------------------------------------------------------------------------------
and C shares commenced April 18, 1995, at which time all previously outstanding shares became Class A shares.
     The Fund has an unlimited number of shares of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                        Year Ended May 31
                                                ------------------------------
                                                     1996            1995
------------------------------------------------------------------------------
Shares sold
  Class A......................................  5,916,698,879   3,148,142,161
  Class B......................................    402,157,689      21,754,203
  Class C......................................     99,265,826       3,049,049
                                                --------------  --------------
                                                 6,418,122,394   3,172,945,413
                                                --------------  --------------
Shares issued in business combination (see
  Note 6)
  Class A......................................     20,714,880           --
  Class B......................................      5,651,573           --
  Class C......................................            --            --
                                                --------------  --------------
                                                    26,366,453           --
                                                --------------  --------------
Shares issued for distributions reinvested
  Class A......................................     17,616,820      18,623,009
  Class B......................................      1,250,566          15,317
  Class C......................................        188,995           2,167
                                                --------------  --------------
                                                    19,056,381      18,640,493
                                                --------------  --------------
Shares redeemed
  Class A...................................... (5,834,380,999) (3,310,885,862)
  Class B......................................   (331,779,955)    (17,579,714)
  Class C......................................    (90,332,522)     (2,462,729)
                                                --------------  --------------
                                                (6,256,493,476) (3,330,928,305)
                                                --------------  --------------
  Increase (decrease) in shares outstanding....    207,051,752    (139,342,399)
                                                --------------  --------------

NOTE 5--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On July 31, 1995, the reorganization became effective.

NOTE 6--BUSINESS COMBINATION
On September 22, 1995, the Fund acquired the net assets of Van Kampen Money Market Fund ("VKMM") pursuant to a plan of reorganization approved by VKMM shareholders on September 21, 1995. The acquisition resulted in a tax-free exchange of 26,366,453 shares of the Fund for the 26,366,453 shares of VKMM outstanding on September 22, 1995. VKMM's net assets at that date were $26,366,453; the Fund's net assets were $422,227,929. After the acquisition, the combined net assets of the Fund were $448,594,382.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements
Included in Part A of Registration Statement
     Financial Highlights
Included in Part B of Registration Statement
     Investment Portfolio
     Statement of Assets and Liabilities
     Statement of Operations
     Statement of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Independent Accountants



     (b) Exhibits



         1.1         -- First Amended and Restated Agreement and Declaration of Trust.
         1.2         -- Certificate of Amendment.
         1.3         -- Certificate of Designation.
         2           -- Amended and Restated Bylaws.
         3           -- Inapplicable.
         4.1         -- Specimen Class A Share Certificate.
         4.2         -- Specimen Class B Share Certificate.
         4.3         -- Specimen Class C Share Certificate.
         5           -- Investment Advisory Agreement.
         6.1         -- Distribution and Service Agreement.
         6.2         -- Selling Group Agreement incorporated herein by reference (Exhibit 6.2 to Form N-1A of Registrant's Registration No. 2-50870, Post-Effective
                        Amendment No. 30, filed September 24, 1992).
         6.3         -- Selling Group Agreement for banks and bank affiliated broker/dealers incorporated herein by reference (Exhibit 6.3 to Form N-1A of
                        Registrant's Registration No. 2-50870, Post-Effective Amendment No.
                        30, filed September 24, 1992).
         7           -- Inapplicable.
         8.1         -- Custodian Contract incorporated herein by reference (Exhibit 8 to
                        Form N-1A of Van Kampen American Capital Global Managed Assets Fund,
                        Registration No. 33-74024, Pre-effective Amendment No. 2, filed May
                        6, 1994).
         8.2         -- Transfer Agency and Service Agreement.
         9           -- Data Access Services Agreement incorporated herein by reference
                        (Exhibit 9.2 to Post Effective Amendment No. 1 of Registrant on Form
                        N-1A, filed on May 19, 1994).
        10           -- Opinion of Counsel.
        11.1         -- Consent of Independent Accountants.
        11.2         -- Consent of Trustees incorporated by reference (Exhibit 11.2 to Form
                        N-1A of Van Kampen American Capital Reserve Fund, Registration No.
                        2-50870, Post-Effective Amendment No. 36, filed July 25, 1996).
        12           -- Inapplicable.
        13           -- Inapplicable.
        14.1         -- Individual Retirement Account Brochure with Application incorporated herein by reference (Exhibit 14.1 to Form N-1A of Registrant's
                        Registration No. 2-50870, Post Effective Amendment No. 31, filed
                        September 24, 1993).

        14.2         -- 403(b)(7) Custodial Account incorporated herein by reference (Exhibit
                        14.2 to Form N-1A of Registrant's Registration No. 2-50870,
                        Post-Effective Amendment No. 30, filed September 24, 1992).
        14.3         -- ORP 403(b)(7) Custodial Account incorporated herein by reference
                        (Exhibit 14.3 to Form N-1A of Registrant's Registration No. 2-50870,
                        Post-Effective Amendment No. 30, filed September 24, 1992).
        14.4         -- Retirement Plans for the Small Business-Forms Package and Plan
                        Documents incorporated herein by reference (Exhibit 14.9 for Form
                        N-1A of Van Kampen American Capital Emerging Growth Fund,
                        Post-Effective Amendment No. 44, Registration No. 2-33214, filed
                        December 21, 1990).
        14.5         -- Prototype Profit Sharing/Money Purchase Plan and Trust incorporated herein by reference (Exhibit 14.5 to Form N-1A of Van Kampen American
                        Capital Growth and Income Fund, Registration No. 2-21657,
                        Post-Effective Amendment No. 61, filed on March 26, 1991).
        14.6         -- Prototype 401(k) Plan and Trust incorporated herein by reference
                        (Exhibit 14.6 to Form N-1A of Van Kampen American Capital Growth and
                        Income Fund, Registration No. 2-21657, Post-Effective Amendment No.
                        61, filed on March 26, 1991).
        14.7         -- Salary Reduction Simplified Employee Pension Plan incorporated by reference (Exhibit 14.7 to Form N-1A of Van Kampen American Capital
                        World Portfolio Series, Registration No. 33-37879, Post Effective
                        Amendment No. 9, filed September 24, 1993).
        14.8         -- Simplified Employee Pension Plan Brochure with Application incorporated herein by reference (Exhibit 14.8 to Form N-1A of Van
                        Kampen American Capital Growth and Income Fund, Registration No.
                        2-21657, Post Effective Amendment No. 69, filed March 24, 1994).
        15.1         -- Plan of Distribution Pursuant to Rule 12b-1.
        15.2         -- Service Plan.
        15.3         -- Servicing Agreement.
        15.4         -- Servicing Agreement for banks and bank affiliated broker/dealers.
        16           -- Computation Measure for Performance Information.
        17.1         -- List of Certain Investment Companies in Response to Item 29(a).
        17.2         -- List of Officers and Directors of Van Kampen American Capital
                        Distributors, Inc. in Response to Item 29(b).
        18           -- Multiple Class Plan.
        19           -- Powers-of-Attorney.
        27           -- Financial Data Schedule.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                            AS OF SEPTEMBER 17, 1996



                                 (1)                                  (2)
                            TITLE OF CLASS                  NUMBER OF RECORD HOLDERS
            ----------------------------------------------  ------------------------
            Shares of Beneficial Interest, $0.01 par value  Class A Shares 48,073
                                                            Class B Shares  4,073
                                                            Class C Shares  1,092


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Executive Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Executive Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


ITEM 31. MANAGEMENT SERVICES.

     There are no management related services contracts not discussed in Part A or Part B.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Van Kampen American Capital Reserve Fund, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace, and State of Illinois, on the 25th day of September, 1996.


                                          VAN KAMPEN AMERICAN CAPITAL
                                          RESERVE FUND


                                                  /s/  RONALD A. NYBERG


                                          --------------------------------------

                                          (Ronald A. Nyberg, Vice President and
                                                        Secretary)



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on September 25, 1996 by the following persons in the capacities indicated:


Principal Executive Officer:


            /s/  DENNIS J. MCDONNELL*           President and Trustee
---------------------------------------
            (Dennis J. McDonnell)

Principal Financial Officer:

/s/  EDWARD C. WOOD III*                    Vice President and Chief
---------------------------------------       Financial Officer
C. Wood III)

Trustees:

              /s/  J. MILES BRANAGAN*           Trustee
---------------------------------------
             (J. Miles Branagan)

            /s/  LINDA HUTTON HEAGY*            Trustee
---------------------------------------
            (Linda Hutton Heagy)

                  /s/  ROGER HILSMAN            Trustee
---------------------------------------
               (Roger Hilsman)

               /s/  R. CRAIG KENNEDY*           Trustee
---------------------------------------
             (R. Craig Kennedy)

               /s/  DONALD C. MILLER*           Trustee
---------------------------------------
             (Donald C. Miller)

                 /s/  JACK E. NELSON*           Trustee
---------------------------------------
              (Jack E. Nelson)

             /s/  JEROME L. ROBINSON*           Trustee
---------------------------------------
            (Jerome L. Robinson)

                /s/  FERNANDO SISTO*            Trustee
---------------------------------------
              (Fernando Sisto)

               /s/  WAYNE W. WHALEN*            Trustee
---------------------------------------
              (Wayne W. Whalen)

            /s/  WILLIAM S. WOODSIDE*           Trustee
---------------------------------------
            (William S. Woodside)


---------------


* Signed by Ronald A. Nyberg pursuant to a power of attorney.



       /s/  RONALD A. NYBERG

------------------------------------

          Ronald A. Nyberg

          Attorney-in-Fact

                    VAN KAMPEN AMERICAN CAPITAL RESERVE FUND



                      INDEX OF EXHIBITS TO POST-EFFECTIVE


                 AMENDMENT 37 ON FORM N-1A AS SUBMITTED TO THE


                       SECURITIES AND EXCHANGE COMMISSION


                             ON SEPTEMBER 27, 1996



      EXHIBIT
        NO.                                   DESCRIPTION OF EXHIBIT
-------------------- ------------------------------------------------------------------------
         1.1         -- First Amended and Restated Agreement and Declaration of Trust.
         1.2         -- Certificate of Amendment.
         1.3         -- Certificate of Designation.
         2           -- Amended and Restated Bylaws.
         4.1         -- Specimen Class A Share Certificate.
         4.2         -- Specimen Class B Share Certificate.
         4.3         -- Specimen Class C Share Certificate.
         5           -- Investment Advisory Agreement.
         6.1         -- Distribution and Service Agreement.
         6.2         -- Dealer Agreement.
         6.3         -- Broker Fully Disclosed Clearing Agreement.
         6.4         -- Bank Fully Disclosed Clearing Agreement.
         8.2         -- Transfer Agency and Service Agreement.
        10           -- Opinion of Counsel.
        11           -- Consent of Independent Accountants.
        15.1         -- Plan of Distribution Pursuant to Rule 12b-1.
        15.2         -- Service Plan.
        16           -- Calculation of Yield.
        17.1         -- List of Certain Investment Companies in Response to Item 29(a).
        17.2         -- List of Officers and Directors of Van Kampen American Capital
                        Distributors, Inc. in Response to Item 29(b).
        18           -- Multi-Class Plan.
        19           -- Power of Attorney.
        27           -- Financial Data Schedules.